Exhibit 99.2

                              EMPLOYMENT AGREEMENT

            AGREEMENT, dated as of October 1, 1997, and restated as of February 26, 2003, by and between M.D.C. Holdings, Inc. (the "Company"), and David D. Mandarich (the "Executive").

            WHEREAS, the Executive has served the Company in various capacities for over twenty years;

            WHEREAS, the Company desires to assure itself of the services of the Executive for the period provided in this Agreement; and

            WHEREAS, the Executive is willing to serve in the employ of the Company for such period upon the terms and conditions hereinafter provided;

            NOW, THEREFORE, in consideration of Executive's past, present and future performance of services for the Company and in consideration of the mutual promises and agreements hereinafter set forth, the Company and the Executive agree as follows:

            1.       Employment and Duties.  The Company shall employ the
                     ---------------------
Executive, and the Executive shall be employed by the Company, as President and Chief Operating Officer, at the Company's headquarters in Denver, Colorado (or such other location as the Executive and Company may agree) for the term of this Agreement. In this capacity, the Executive shall perform such services, consistent with his office, as from time to time shall be assigned to him by the Board of Directors of the Company, devoting such time and effort to manage, operate and direct the activities of the Company and perform all of the functions of the offices held by him, as directed by the Board of Directors from time-to-time; provided however that the Executive may also engage in other activities (except activities which are in direct conflict with the business of the Company) consistent with his prior practices while employed by the Company, so long as such activities do not adversely affect the performance by the Executive of his duties and responsibilities hereunder.

            2.       Term.  The term of the Executive's employment hereunder
                     ----
shall begin on October 1, 1997 and shall continue through September 30, 2002 (the "Initial Term"); provided, however, that the term of employment shall be automatically extended beyond the Initial Term for successive two-year periods (each, an "Additional Term") unless the Company or the Executive shall give written notice to the other party hereto of its or his intent to terminate this Agreement at the end of the then current Term, such notice to be given at least six months prior to the expiration of the Initial Term or any extension thereof (the Initial Term and any and all Additional Terms are hereinafter collectively referred to as the "Employment Term").

            3.       Compensation and Benefits.
                     -------------------------

                     (a)   Base Salary.  During each calendar year of
                           -----------
the Employment Term, the Company shall pay the Executive a base salary at a rate of not less than $500,000 per year

(the "Base Salary"), payable in substantially equal semi-monthly installments. Not less frequently than annually, Executive will be eligible for periodic increases in Base Salary under the Company's normal policies and procedures for executive salary increases which currently provide for annual reviews of executive salaries. Executive's Base Salary for any year may not be reduced below the Executive's Base Salary for the prior year without the consent of both Executive and the Company; provided, however, that in the event that the base salaries of all Senior Executive Officers of the Company (as hereinafter defined) are reduced below their base salaries for the current or prior year, the Executive's Base Salary shall be proportionately reduced without his consent. For purposes of this Agreement, the "Senior Executive Officers" of the Company shall be the ten officers of the Company having the highest annual base salaries.

                     (b)   Annual Incentive Compensation.  For calendar year
                           -----------------------------
1997 and the remainder of the Employment Term, Executive will participate in the Company's Executive Officer Performance Based Compensation Plan as it may be amended, and any successor or supplementary incentive compensation plans established by the Company (the "Performance Plans") and shall be entitled to incentive payments as provided thereunder and as otherwise provided by the Company. The payments the Executive is entitled to receive under the Performance Plans and this Section 3(b) shall be referred to herein as the "Annual Incentive Compensation" for the year to which they are attributable, regardless of the year in which they are paid.

                     (c)   Long-Term Incentive Compensation.  The Executive
                           --------------------------------
shall participate in the Company's Employee Equity Incentive Plan, as it may be amended, and any successor or supplementary compensation and incentive plans or programs established by the Company (the "Equity Plans").

                     (d)   Retirement Benefit.  The Company shall pay the
                           ------------------
Executive a retirement benefit ("Retirement Benefit") as hereinafter defined in consideration of the Executive's past, present and future services to the Company. Except as otherwise expressly provided in Section 4, the Retirement Benefit shall be paid in monthly installments commencing on the first day of the month following the last day of the Employment Term (the "Commencement Date") and shall continue for the duration of Executive's lifetime. The monthly installments shall be based upon an annual amount determined as follows: the Retirement Benefit for each year shall be equal to seventy percent (70%) of the Executive's highest Base Salary during the final three (3) years of the Employment Term. Notwithstanding the preceding or any other provision of this Agreement to the contrary, the Retirement Benefit shall be payable only if the Executive continues to be employed hereunder for the duration of the Initial Term or if the Executive's employment is terminated hereunder prior to the expiration of the Initial Term due to (1) the Executive's election to terminate his employment pursuant to Section 4(d)(ii) hereof, (2) the Executive's death or his becoming Totally Disabled (as defined in Section 4(a)(i) hereof) or (3) a termination by the Company without Cause (as defined in Section 4(b) hereof).

                     (e)   Medical Insurance Benefits.  During the Employment
                           --------------------------
Term and for the duration of Executive's lifetime after the Commencement Date, the date Executive becomes Totally Disabled, the date of Executive's termination without Cause or Executive's election to


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terminate his employment pursuant to Section 4(d)(ii) hereof, as the case may be, the Company shall pay for and make available medical insurance coverage for Executive for the duration of Executive's life. The medical insurance coverage shall provide coverage and benefits that are at least comparable to that provided to actively employed Senior Executive Officers of the Company. After the Executive is eligible for Medicare and the Company becomes a secondary payor (or its equivalent) pursuant to Medicare or other applicable law, the Company shall provide and pay for secondary medical insurance coverage so that the combined primary and secondary coverage is equivalent to that provided to actively employed Senior Executive Officers of the Company. In addition such medical insurance shall provide comparable coverage for: (i) Executive's spouse for the duration of Executive's life and if she survives him for an additional twenty-four months after Executive's death; and (ii) each of Executive's children until such child is no longer a "dependent" of the Executive, as defined in Section 152 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"); provided, however, that the medical coverage under this Section 3(e) for the Executive's spouse and children shall in no event extend beyond five years after the commencement of the Executive's Retirement Benefit.

                     (f)   Expense Reimbursement.  The Company promptly shall
                           ---------------------
pay, or reimburse the Executive for, all ordinary and necessary business expenses incurred by him in the performance of his duties hereunder including, but not limited to, expenses and dues associated with Executive's involvement with professional, industry, community, civic and charitable organizations, provided that the Executive properly accounts for all such expenses in accordance with Company policy.

                     (g)   M.D.C. Executive Option Purchase Program.
                           ----------------------------------------
To the extent permitted by law, from time to time, Executive may borrow, and the Company shall lend to Executive on the terms provided pursuant to the M.D.C. Holdings, Inc. Executive Option Purchase Program, up to an aggregate of $1,000,000 for the purpose of (i) exercising options to purchase the Company's stock, and (ii) payment of any taxes payable by Executive arising from the exercise of such options. The Executive Option Purchase Program shall be extended beyond the expiration of the Employment Term, if necessary, to permit Executive to borrow funds, to the extent permitted by law, for the purpose of exercising any unexpired options and paying taxes arising from the exercise of such options.

                     (h)   Other Benefits Plans, Fringe Benefits and  Vacations.
                           ----------------------------------------------------
The Executive shall be eligible to participate in each of the Company's present employee benefit plans, policies or arrangements and any such plans, policies or arrangements that the Company may maintain or establish during the Employment Term and receive all fringe benefits and vacations for which his position makes him eligible in accordance with the Company's policies and the terms and provisions of such plans, policies or arrangements including, but not limited to, the following:

                           (i)     The Company shall provide the Executive with
a car allowance of $1,000 per month.


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                           (ii)     The Company shall reimburse the Executive up
to $10,000 per year for theexpenses associated with the Executive's financial planning and/or tax preparation services provided by independent outside advisors or accountants.

                           (iii)    The Company shall reimburse Executive for
monthly dues and assessments paid by Executive for one (1) golf or country club designated by Executive, it being understood that Executive owns such membership. Direct expenses associated with business functions at such club will be reimbursed in accordance with the Company's standard procedures.

                           (iv)     The Company shall reimburse Executive for
physical examinations to be conducted by a qualified medical physician of Executive's choice, to a maximum amount of $3,000 annually.

                           (v)      The Company shall provide to the Executive
(whether through insurance or otherwise) long-term disability benefits in an amount such that the after-tax amount per year received by the Executive shall be equal to the after-tax amount of the Executive's Base Salary in effect for the year in which the Executive becomes disabled. Such disability benefit shall be payable monthly, until the earlier of (1) the end of the Executive's disability or (2) the Commencement Date of the Executive's Retirement Benefit.

                           (vi)     The Company shall, to the fullest extent
permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, or by any successor thereto, indemnify the Executive from and against any and all of the expenses, liabilities or other matters referred to in or covered by said Section. The Company shall advance expenses to the fullest extent permitted by said Section. The Company shall cover the Executive under such insurance policies as the Company may procure for executive liability and indemnification insurance, to the same extent and providing limits of liability, deductibles and exclusions as may be provided for the Company's Senior Executive Officers and outside directors. These covenants shall survive termination of this Agreement for any reason for a period of five years from the date of such termination.

                           (vii)    Each calendar year during the Employment
Term, but without carryover from year to year (regardless of the Company's general vacation policy), Executive shall be entitled to vacation of not less than: four weeks if the Executive has been employed by the Company for less than 22 years; five weeks if the Executive has been employed by the Company for at least 22 years but less than 25 years: and six weeks if the Executive has been employed by the Company for at least 25 years.

                           The Company shall not terminate or change, in such a
way as to affect adversely the Executive's rights or reduce his benefits under any Company benefit plan, policy or arrangement now in effect or which may hereafter be established and in which the Executive is eligible to participate, including, without limitation, the Executive Officer Performance Based Compensation Plan, the Company's Equity Plans, the Retirement Benefit, life insurance, medical and disability plans, unless such plan, policy or arrangement is similarly

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terminated or changed with respect to all of the Company's other Senior
Executive Officers who are covered under such plan, policy or arrangement or who have a similar plan, policy or arrangement with the Company; provided, however, that the Company may not in any event reduce or terminate the Retirement Benefit or change the Retirement Benefit in such a way as to adversely affect the Executive's rights.

            4.       Termination.
                     -----------

                     (a)   Death and Disability.
                           --------------------

                           (i)      The Executive's employment hereunder and the
Employment Term shall terminate upon his death or upon his becoming Totally Disabled. For purposes of this Agreement, the Executive shall be "Totally Disabled" if he is physically or mentally incapacitated so as to render him incapable of performing his usual and customary duties as an executive for more than 150 consecutive days. The Executive's receipt of Social Security disability benefits shall be deemed conclusive evidence of Total Disability for purposes of this Agreement; provided, however, that in the absence of his receipt of such Social Security benefits, the Board of Directors of the Company may, in its reasonable discretion, but based upon appropriate medical evidence, determine that the Executive is Totally Disabled.

                           (ii)     In the event of the Executive's death (while
Totally Disabled or otherwise) after his Retirement Benefit has commenced to be paid, the Company shall continue to pay such Retirement Benefit to his Beneficiary until five years after such commencement. If the Executive's Retirement Benefit pursuant to Section 3(d) hereof has not commenced to be paid on the date of his death, such benefit shall commence to be paid to his Beneficiary on the first day of the month next following his date of death, as if such payments had commenced at his Commencement Date and shall continue for five years after his date of death. For purposes of this Agreement, the Executive's "Beneficiary" shall be deemed to be his spouse; if his spouse predeceases him (or if he is not married at the time of his death), his Beneficiary shall be deemed to be his estate.

                           (iii)    If Executive dies or becomes Totally
Disabled during the Employment Term, the Executive or his estate, as the case may be, shall be entitled to receive all benefits earned under the Performance Plans and Equity Plans as and for so long as provided in such plans.

                     (b)   For Cause.  The Executive's employment hereunder may
                           ---------
be terminated for Cause. For purposes of this Agreement, the term "Cause" shall mean: (i) the Executive's willful refusal to perform material duties reasonably required or requested of him hereunder (other than as a result of total or partial incapacity due to physical or mental illness) by the Board of Directors for 30 days after having received written notice of such refusal from the Board of Directors and having failed to commence to perform such duties within such period, (ii) the Executive's commission of material acts of fraud, dishonesty or misrepresentation in the performance of his duties hereunder, (iii) any final, non-appealable conviction of Executive for an act or acts on the Executive's part constituting a felony under the laws of the United States or any state thereof which results or was intended to result directly or indirectly in gain or personal enrichment by Executive at the expense of the Company, or (iv) any material uncured breach of the provisions of Sections 5(a) and 5(b) hereof which continues for 30 days after the Executive has received written notice of such breach. If the Executive's employment is terminated for Cause, Executive shall be entitled only to the amount of his Base Salary earned through the date of termination, and shall not be entitled to any other amounts or benefits hereunder, including, but not limited to, his Retirement Benefit, incentive compensation, or medical insurance.

                     (c)   Without Cause.  If the Executive's employment
                           -------------
hereunder is terminated without Cause (which shall include, without limitation, the Company's election not to renew this Agreement pursuant to Section 2 hereof, the Company's termination of the Performance Plans or the Company's amendment of the Performance Plans to provide for payments to Executive in any calendar year which are less than the amount calculated in accordance with Article III of the Executive Officer Performance Plan adopted by the Company's shareholders on June 24, 1994, unless such termination or amendment similarly applies to all Senior Executive Officers of the Company) as soon as practicable (but not later than 30 days) after such termination, he shall receive a lump sum cash payment equal to the sum of: (i) if such termination occurs during the Employment Term, an amount equal to the aggregate Base Salary earned by him during the three years prior to such termination; and (ii) if such termination occurs during the Employment Term, an amount equal to two hundred percent (200%) of the Annual Incentive Compensation which the Executive was paid pursuant to Section 3(b) hereof for the year prior to that in which such termination occurs. In addition, the Company shall pay Executive the Retirement Benefit payable in accordance with
Section 3(d), commencing on the date of termination and the vesting of all options, dividend equivalents and other rights granted to Executive under the Equity Incentive Plans and any other Company plans shall be accelerated so as to permit Executive fully to exercise all outstanding options and rights, if any, granted to Executive during the Employment Term pursuant to such plans. The Company shall also provide Executive and his spouse and dependents the medical insurance benefits described in Section 3(c).

                     (d)   Change in Control.
                           -----------------

                           (i)      If a Change in Control Event (as defined in
Appendix A hereto) occurs, all options, dividend equivalents and other rights granted to Executive under the Equity Incentive Plans and any other Company plans shall be accelerated and shall become exercisable immediately prior to the occurrence of the transaction giving rise to the Change in Control Event at Executive's election, so as to permit Executive fully to exercise all outstanding options and rights. In the event that such transaction fails to be consummated, Executive's election pursuant hereto shall be of no effect and Executive's options shall remain subject to the restrictions to which they were originally subject.

                           (ii)     If a Change in Control Event or a Material
Change (as defined in Appendix A hereto) occurs, the Executive shall, if he so elects by written notice to the Company within two years after such Change in Control Event or Material Change, be entitled to terminate his employment, if not already terminated by the Company. In the event of either the Executive's election hereunder to terminate his employment due to such Change in Control Event or Material Change, or a termination of employment by the Company without Cause upon or

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within two years following a Change in Control Event, then (A) the Executive shall receive the amounts set forth in Section 4(c) above, and in either case, as if the Company had terminated his employment without Cause; (B) the Executive shall be entitled to the accelerated vesting of all options and rights as provided in paragraph 4(d)(i) above and, at Executive's election, in the event the Change in Control Event involves a two-tier tender offer, the Company will pay Executive the difference between the exercise price of the otherwise unvested options and the price offered in the first tier, or adjust the option terms to provide Executive new options with an equivalent value; and (C) with respect to the Retirement Benefit, either (1) the Company shall establish an irrevocable grantor trust (hereinafter referred to as the "Rabbi Trust"), in conformance with the model trust set forth in IRS Revenue Procedure 92-64, with a national bank serving as trustee, and shall contribute to the Rabbi Trust an amount equal to the actuarial present value (determined on the basis of the applicable mortality table and applicable interest rate as specified in Section 417(e)(3) of the Internal Revenue Code as of the effective date of the Executive's termination date) of the Retirement Benefit payments payable to the Executive under Section 3(d), commencing on his termination date, or (2) the Company shall, if it so elects, pay to the Executive, in a lump sum cash payment, the amount that otherwise would be required to be contributed to the Rabbi Trust, and any such lump sum cash payment to the Executive shall be in complete discharge of the Company's obligation with respect to the Executive's Retirement Benefit. Such contribution to the Rabbi Trust or such lump sum cash payment to the Executive, as the case may be, shall be made within 30 days after the Executive's election hereunder to terminate his employment or his termination by the Company without Cause. If the Rabbi Trust is established, all fees and expenses of the trustee of the Rabbi Trust, and any and all taxes incurred on the income of the Rabbi Trust's assets, shall be paid by the Company and shall not be charged against or paid by the Rabbi Trust.

                           (iii)    Notwithstanding anything to the contrary
herein, if the aggregate amounts payable pursuant to subparagraph (ii) of this paragraph (d), either alone or together with any other payments which the Executive has the right to receive either directly or indirectly from the Company or any of its affiliates, would be subject to an excise tax as an "excess parachute payment" under Section 4999 of the Internal Revenue Code, the Executive hereby agrees that such aggregate amounts payable hereunder shall be paid in annual installments over the shortest period of time over which such aggregate amounts may be paid and not be treated as "excess parachute payments" under Section 4999. All determinations called for in this subparagraph (iii) shall be made by Ernst & Young LLP or such other independent public accounting firm with a national reputation as shall be selected by the Company. The Company shall bear all costs associated with obtaining such determinations.

            5.       Covenants.
                     ---------

                     (a)   Confidentiality.
                           ---------------
The Executive agrees that, during or at any time after the Employment Term, he shall not divulge, furnish or make accessible to any person, corporation, partnership, trust or other organization or entity, any information, trade secrets, technical data or know-how relating to the business, business practices, methods, attorney-client communications, pending or contemplated acquisitions or other transactions, products, processes, equipment or any confidential or secret aspect of the business of the Company without the prior

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written consent of the Company, unless such information shall have become public knowledge or shall have become known generally to competitors of the Company through sources other than the Executive.

                     (b)   Competitive Activity.  Until the end of the
                           --------------------
Employment Term, and for a period of eighteen months beginning on (1) the last day of the Employment Term or (2) a termination of the Executive's employment by the Company for Cause, the Executive shall not, without the written consent of the Board of Directors of the Company, directly or indirectly, knowingly engage or be interested in (as owner, partner, shareholder, employee, director, officer, agent, consultant or otherwise), with or without compensation, any business whose principal activities are in competition with any substantial line of business actively being conducted by the Company during the Employment Term and such eighteen month period. Nothing herein, however, shall prohibit the Executive from acquiring or holding not more than ten percent (10%) of any class of publicly-traded securities of any such business.

                     (c)   Remedy for Breach.  The Executive acknowledges that
                           -----------------
the provisions of this Section 5 are reasonable and necessary for the protection of the Company and that the Company will be irrevocably damaged if such covenants are not specifically enforced. Accordingly, the Executive agrees that, in addition to any other relief to which the Company may be entitled, the Company shall be entitled to seek and obtain injunctive relief (without the requirement of any bond) from a court of competent jurisdiction for the purposes of restraining the Executive from any actual or threatened breach of such covenants.

            6.       Miscellaneous.
                     -------------

                     (a)   Governing Law.  This Agreement shall be governed by
                           -------------
and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in that State.

                     (b)   Notices.  Any notice, consent or other communication
                           -------
made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered by United States registered or certified mail, return receipt requested, to the parties at the following addresses or at such other address as a party may specify by notice to the other.

                           To the Executive:
                           ----------------

                           David D. Mandarich
                           c/o M.D.C. Holdings, Inc.
                           3600 South Yosemite Street, Suite 900
                           Denver, Colorado  80237






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                           To the Company:
                           --------------

                           M.D.C. Holdings, Inc.
                           3600 South Yosemite Street, Suite 900
                           Denver, Colorado  80237

                           Attention:  Michael Touff, General Counsel

                     (c)   Entire Agreement; Construction; Amendment.
                           -----------------------------------------
This Agreement shall supersede any and all existing agreements between the Executive and the Company or any of its affiliates or subsidiaries relating to the terms of his employment. The parties acknowledge that options have been granted to the Executive under the Equity Plans. Accordingly, to the extent the provisions of this Agreement may conflict with the Equity Plans, the Equity Plans shall control. To the extent the provisions of this Agreement may conflict with provisions in any option agreement or option certificate between the Executive and the Company, the provisions of this Agreement shall control. This Agreement may not be amended except by a written agreement signed by both parties.

                     (d)   Waiver.  The failure of a party to insist upon strict
                           ------
adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

                     (e)   Assignment.  Except as otherwise provided in this
                           ----------
paragraph, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, representatives, successors and assigns. This Agreement shall not be assignable by the Executive, and shall be assignable by the Company only to any corporation or other entity resulting from the reorganization, merger or consolidation of the Company with any other corporation or entity or any corporation or entity to which the Company may sell all or substantially all of its assets, and it must be so assigned by the Company to, and accepted as binding upon it, by such other corporation or entity in connection with any such reorganization, merger, consolidation or sale.

                     (f)   Litigation Costs.  In the event that the Executive
                           ----------------
shall successfully prosecute a proceeding to enforce any provision of this Agreement, in addition to any other relief awarded the Executive in such action, the parties agree that the decision rendered shall award the Executive all of his attorneys' fees, disbursements and other costs incurred by the Executive in prosecuting such case.

                     (g)   Severability.  If any provision of this Agreement
                           ------------
is invalid or unenforceable, the balance of the Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement, including Appendix A hereto, as evidence of their adoption as of the dates set forth above.

                                              M.D.C. HOLDINGS, INC.

                                              By: /s/ Paris G. Reece III
                                                  ----------------------------
                                              Name:   Paris G. Reece III
                                              Title:  Executive Vice President

                                              EXECUTIVE
                                                /s/ David D. Mandarich
                                              --------------------------------
                                              Name: David D. Mandarich

























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                                   APPENDIX A

            This Appendix A is attached to and shall form a part of the Employment Agreement (the "Agreement"), dated as of October 1, 1997, and restated as of February 26, 2003, by and between M.D.C. HOLDINGS, INC. (the "Company"), and DAVID D. MANDARICH (the "Executive").

            (a) For purposes of the Agreement, a "Change in Control Event" shall occur if:

                     (i) a report on Schedule 13D is filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") disclosing that any person (within the meaning of Section 13(d) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), or any director of the Company as of the date of the Agreement or affiliate of such director, is the beneficial owner, directly or indirectly, of twenty percent (20%) or more of the combined voting power of the then-outstanding securities of the Company;

                     (ii) any person (within the meaning of Section 13(d) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), or any director of the Company as of the date of the Agreement or affiliate of such director, shall purchase securities pursuant to a tender offer or exchange offer to acquire any common stock of the Company (or securities convertible into common stock) for cash, securities or any other consideration, provided that after consummation of the offer, the person in question is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of twenty percent (20%) or more of the combined voting power of the then outstanding securities of the Company (as determined under paragraph (d) of Rule 13d-3 under the Exchange Act, in the case of rights to acquire common stock);

                     (iii)   the stockholders of the Company shall approve:
(A) any consolidation or merger of the Company (1) in which the Company is not the continuing or surviving corporation; or (2) pursuant to which shares of common stock of the Company would be converted into cash, securities or other property; or: (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; or

                     (iv) there shall have been a change in a majority of the members of the Board of Directors of the Company within a twelve month period, unless the election or nomination for election by the Company's stockholders of each new director during such twelve month period was approved by the vote of two-thirds of the directors then still in office who were directors at the beginning of such twelve month period.


            (b) For purposes of the Agreement, a "Material Change" shall occur if:

                     (i) the Company makes any change in the Executive's functions, duties or responsibilities from the positions that the Executive occupied on October 1, 1997 or, if the Agreement has been renewed or extended, the date of the last renewal or extension, but only if such change would cause:

                              (A)     the Executive to report to anyone other
than the Chief Executive Officer or Board of Directors of the Company,

                              (B)     the Executive to no longer be the
President and Chief Operating Officer of the Company or its successor,

                              (C)     even if the Executive maintains the
positions of President and Chief Operating Officer, his responsibilities to be reduced (without his written permission) from those in effect on October 1, 1997 or the date of the last renewal or extension of the Agreement, as applicable, or

                               (D)     the Executive's position with the
Company to become one of lesser importance or scope;

                     (ii) the Company assigns or reassigns the Executive (without his written permission) to another place of employment;

                     (iii) the Company reduces the Executive's Base Salary, annual or long-term incentive compensation or the manner in which such compensation is determined, or retirement benefits, unless such reduction similarly applies to all Senior Executive Officers of the Company, as defined in the Agreement, or the Company breaches the terms of the Agreement; provided, however, that nothing in this clause (iii) shall be construed to permit the Company to reduce the Executive's Retirement Benefit, as defined in the Agreement, in any event, and regardless of whether such reduction would similarly apply to all Senior Executive Officers of the Company; or

                     (iv) a purchaser of all or substantially all of the Company's assets or any successor or assignee of the Company fails to assume the Agreement.


                                          M.D.C. HOLDINGS, INC.
                                          By: /s/ Paris G. Reece III
                                             ----------------------------------
                                          Name:   Paris G. Reece III
                                          Title:  Executive Vice President

                                          EXECUTIVE
                                            /s/ David D. Mandarich
                                          -------------------------------------
                                          Name: David D. Mandarich






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